Prepaid And Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepaid And Other Current Assets [Abstract]
Prepaid And Other Current Assets

17.    Prepaid and Other Current Assets

Prepaid and other current assets at December 31 of each year consisted of the following (in millions):

	2011	2010
Deferred consideration	$11.4	$—
Prepayments	10.8	11.6
Other current assets	3.5	3.8

Total prepaid and other current assets	$25.7	$15.4

The deferred consideration balance relates to the present value of deferred non-contingent consideration receivable from Azur in respect of the divestment of the Prialt assets and rights in May 2010. The deferred non-contingent consideration receivable balance has been reclassified from other non-current assets as we expect to receive this consideration during 2012. For additional information on this transaction, refer to Note 6.